Supplement dated March 23, 2015 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by Integrity Life Insurance Company Through its Separate Account I

This is the second of four required notices that contain similar information.

Variable Annuity Prospectus	Date of Prospectus
AdvantEdge (includes GrandMaster and GrandMaster flex3)	May 1, 2013
PinnaclePlus	May 1, 2010
IQ(3) The SmartAnnuity (includes IQ The SmartAnnuity)	May 1, 2008
IQ Advisor	May 1, 2007

This supplement to the prospectuses identified above describes changes to the Money Market Portfolio available in the variable annuity contracts issued by Integrity Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

Touchstone VST Money Market Fund to be replaced with Fidelity VIP Money Market Portfolio

The Touchstone Variable Series Trust announced that it will terminate the Touchstone VST Money Market Fund effective on or about April 24, 2015.  Integrity Life Insurance Company will replace the Touchstone VST Money Market Fund Variable Account Option in your variable annuity with the Fidelity VIP Money Market Portfolio Variable Account Option, as indicated in the chart below.

Existing Variable Account Option	Replacement Variable Account Option
Touchstone VST Money Market Fund	Fidelity VIP Money Market Fund, Initial Class

Any Account Value you have in the existing Touchstone VST Money Market Fund (“Touchstone Money Market”) at the end of the Business Day on April 24, 2015 will automatically be transferred to the Fidelity VIP Money Market Fund (“Fidelity Money Market”).  You will not incur a transfer charge and the transfer will not count toward the number of free transfers allowed each year under your contract.

Free Transfer(1) Before the Replacement — If you do not want your Account Value in the Touchstone Money Market moved to the Fidelity Money Market, you may elect to move it to any available Investment Option.  The available Investment Options are listed on the enclosed Transfer Form.  If you elect to transfer your money out of the Touchstone Money Market anytime before April 24, 2015, you will not incur a transfer charge and the transfer will not count toward the number of free transfers allowed each year under your contract.

Free Transfer(1) After the Replacement — For 60 days after the replacement, you may transfer your Account Value that was moved to the Fidelity Money Market to any available Investment Option.  The available Investment Options are listed on the enclosed Transfer Form.  If you elect to transfer your money out of the Fidelity Money Market anytime between April 24 and June 26, 2015, you will not incur a transfer charge and the transfer will not count toward the number of free transfers allowed each year under your contract.

Guaranteed Lifetime Income Advantage Rider — If you purchased a Guaranteed Lifetime Income Advantage Rider (a Guaranteed Lifetime Withdrawal Benefit only available with the AdvantEdge variable annuity) this replacement will take effect as described above.  Your investment allocations will remain in compliance with all investment requirements associated with those riders.  No action is required on your part.  Important note: You may not exercise your free transfer if you are amid a 90-day waiting

(1)  See “Important note” about exercising the free transfer if you have a Guaranteed Lifetime Withdrawal Benefit Rider.

period between allocation changes on your Rider.  If you are not amid a 90-day waiting period and you exercise your free transfer described above, you will start the 90-day waiting period between allocation changes on your Rider.

Future Contributions and Systematic Programs — After the replacement, any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Touchstone Money Market will automatically be redirected to the Fidelity Money Market.

Description of Fidelity VIP Money Market Portfolio — The Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.  The advisor, Fidelity Management & Research Company, and subadvisor, Fidelity Investments Money Management, Inc., as well as other investment advisers that may serve as subadvisors for the fund (collectively “Advisor”), invest in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.  The Advisor may enter into reverse repurchase agreements and may invest more than 25% of total assets in the financial services industries.  The Advisor will invest in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Expense Comparison — Following are the total annual portfolio operating expenses of the Fidelity Money Market Fund, as well as the Touchstone Money Market fund, for comparison.

Portfolio	Management Fees	12b-1 Fee or Service Fee	Other Expenses	Total Annual Expenses
Fidelity VIP Money Market, Initial Class	0.17%	0.00%	0.08%	0.25%

Touchstone VST Money Market	0.18%	0.25%	0.32%	0.75%

For more information about the Fidelity Money Market, including the risks of investing, refer to the Portfolio’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-325-8583.

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